Investor Presentation First Quarter 2025 Results Draft v4.5 1/21/24

Forward-Looking Statements and Other Matters This presentation includes forward-looking statements within the meaning of the “Safe-Harbor” provisions of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements related to our expectations regarding the performance of our business, liquidity and capital ratios and other non-historical statements. Words or phrases such as “believe,” “will,” “should,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “plans,” “strategy,” or similar expressions are intended to identify these forward-looking statements. You are cautioned not to place undue reliance on any forward-looking statements. These statements are necessarily subject to risk and uncertainty and actual results could differ materially from those anticipated due to various factors, including those set forth from time to time in the documents filed or furnished by Banc of California, Inc. (the “Company”) with the Securities and Exchange Commission (“SEC”). The Company undertakes no obligation to revise or publicly release any revision or update to these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made, except as required by law. Factors that could cause actual results to differ materially from the results anticipated or projected include, but are not l imited to: (i) changes in general economic conditions, either nationally or in our market areas, including the impact of tariffs, supply chain disruptions, and the risk of recession or an economic downturn; (ii) changes in the interest rate environment, including the recent and potential future changes in the FRB benchmark rate, which could adversely affect our revenue and expenses, the value of assets and obligations, the realization of deferred tax assets, the availability and cost of capital and liquidity, and the impacts of continuing or renewed inflation; (iii) the credit risks of lending activities, which may be affected by deterioration in real estate markets and the financial condition of borrowers, and the operational risk of lending activities, including the effectiveness of our underwriting practices and the risk of fraud, any of which may lead to increased loan delinquencies, losses, and non-performing assets, and may result in our allowance for credit losses not being adequate; (iv) fluctuations in the demand for loans, and fluctuations in commercial and residential real estate values in our market area; (v) the quality and composition of our securities portfolio; (vi) our ability to develop and maintain a strong core deposit base, including among our venture banking clients, or other low cost funding sources necessary to fund our activities particularly in a rising or high interest rate environment; (vii) the rapid withdrawal of a significant amount of demand deposits over a short period of time; (viii) the costs and effects of litigation; (ix) risks related to the Company’s acquisitions, including disruption to current plans and operations; difficulties in customer and employee retention; fees, expenses and charges related to these transactions being significantly higher than anticipated; and our inability to achieve expected revenues, cost savings, synergies, and other benefits; (x) results of examinations by regulatory authorities of the Company and the possibility that any such regulatory authority may, among other things, limit our business activities, restrict our ability to invest in certain assets, refrain from issuing an approval or non-objection to certain capital or other actions, increase our allowance for credit losses, result in write-downs of asset values, restrict our ability or that of our bank subsidiary to pay dividends, or impose fines, penalties or sanctions; (xi) legislative or regulatory changes that adversely affect our business, including changes in tax laws and policies, accounting policies and practices, privacy laws, and regulatory capital or other rules; (xii) the risk that our enterprise risk management framework may not be effective in mitigating risk and reducing the potential for losses; (xiii) errors in estimates of the fair values of certain of our assets and liabilities, which may result in significant changes in valuation; (xiv) failures or security breaches with respect to the network, applications, vendors and computer systems on which we depend, including due to cybersecurity threats; (xv) our ability to attract and retain key members of our senior management team; (xvi) the effects of climate change, severe weather events, natural disasters such as earthquakes and wildfires, pandemics, epidemics and other public health crises, acts of war or terrorism, and other external events on our business; (xvii) the impact of bank failures or other adverse developments at other banks on general depositor and investor sentiment regarding the stability and liquidity of banks; (xviii) the possibility that our recorded goodwill could become impaired, which may have an adverse impact on our earnings and capital; (xix) our existing indebtedness, together with any future incurrence of additional indebtedness, could adversely affect our ability to raise additional capital and to meet our debt obligations; (xx) the risk that we may incur significant losses on future asset sales; and (xxi) other economic, competitive, governmental, regulatory, and technological factors affecting our operations, pricing, products and services and the other risks described in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and from time to time in other documents that we file with or furnish to the SEC. Included in this presentation are certain non-GAAP financial measures, such as tangible assets, tangible common equity ratio, tangible book value per common share, adjusted net earnings, return on average tangible common equity, adjusted return on average tangible common equity, pre-tax pre-provision income, adjusted noninterest expense, adjusted noninterest expense to average assets, adjusted efficiency ratio, economic coverage ratio, and adjusted ACL for lower-risk loan portfolio ratio, designed to complement the financial information presented in accordance with U.S. GAAP because management believes such measures are useful to investors. These non-GAAP financial measures should be considered only as supplemental to, and not superior to, financial measures provided in accordance with GAAP. Please refer to the “Non-GAAP Financial Information” and “Non-GAAP Reconciliation” sections of the appendix of this presentation for additional detail including reconciliations of non-GAAP financial measures included in this presentation to the most directly comparable financial measures prepared in accordance with GAAP. First Quarter 2025 Earnings | 2

Financial Highlights

1Q25 results reflect 6% annualized loan growth, NIM expansion and YoY lower noninterest expense

EPS
$0.26, up over 2x YoY

NIM
3.08%, up 4bps QoQ

Loan Growth
Up 6% annualized

Deposits
Core deposits[3] up 1.3% annualized

Shareholder Value
Repurchased $150mm[5] of common stock as of April 21st or 6.8% of shares outstanding

Liquidity
Primary & secondary liquidity 2.1x uninsured & uncollateralized deposits

TBVPS[1]
$16.12, up 2.5% QoQ

Capital
CET 1 ratio: 10.43%
TCE ratio[1]: 8.02%

	1Q25	4Q24	1Q24	Change QoQ Δ	Change YoY Δ
Operating results					
PTPP[1]	$82.4mm	$82.9mm	$52.4mm	-0.7%	57.2%
EPS	$0.26	$0.28	$0.12	-$0.02	$0.14
ROAA	0.65%	0.67%	0.33%	-2bps	32bps
ROATCE[1]	7.56%	7.35%	4.36%	21bps	320bps
NIM	3.08%	3.04%	2.66%	4bps	42bps
Balance sheet results					
Cash / assets[2]	6.9%	7.5%	8.6%	-0.5%	-1.6%
Loans / deposits	88.8%	87.6%	88.4%	1.3%	0.4%
Loan yield	5.90%	6.01%	6.08%	-0.11%	-0.17%
Cost of deposits	2.12%	2.26%	2.66%	-0.14%	-0.54%
Wholesale funding / assets[4]	10.9%	10.3%	15.4%	0.6%	-4.5%
Avg. NIB deposits / avg. deposits	28.7%	29.1%	26.1%	-0.4%	2.6%
Capital					
TCE ratio[1]	8.02%	7.99%	7.11%	0.03%	0.91%
CET 1 capital ratio	10.43%	10.55%	10.09%	-0.12%	0.34%
Total risk-based capital ratio	16.90%	17.05%	16.40%	-0.15%	0.50%
Book value per share	$18.17	$17.78	$17.13	$0.39	$1.04
Tangible book value per share[1]	$16.12	$15.72	$15.03	$0.40	$1.09
Credit					
ACL ratio	1.10%	1.13%	1.26%	-0.03%	-0.16%
Economic coverage ratio[1]	1.66%	1.72%	1.85%	-0.05%	-0.19%

1. Denotes a non-GAAP financial measure; see "Non-GAAP Reconciliation" slides in Appendix.
2. Includes 1Q25, 4Q24 and 1Q24 restricted cash of $190mm, $184mm and $185mm, respectively.
3. Core deposits defined as total deposits less brokered CDs. Reference page 10 for details.
4. Wholesale funding defined as borrowings plus brokered time deposits.
5. Repurchased 11,494,637 of common shares.

BANC OF CALIFORNIA
First Quarter 2025 Earnings | 3

2.26% 2.12% 4Q24 1Q25 -28 bps 3.48% 3.28% 4Q24 1Q25 -32 bps 2.55% 2.42% 4Q24 1Q25 -27 bps First Quarter 2025 Earnings | 4 1. Denotes a non-GAAP financial measure; see “Non-GAAP Reconciliation” slides in Appendix. 2. Calculation included with “Non-GAAP Reconciliation” slide for Adjusted Efficiency Ratio. Core results driven by expanding NIM, lower cost of funds and expense discipline Income Statement 14 20 13 Cost of funds Cost of deposits Cost of interest-bearing liabilities Key Income Statement Metrics 1Q25 4Q24 1Q24 EPS $0.26 $0.28 $0.12 ROAA 0.65% 0.67% 0.33% ROATCE (1) 7.56% 7.35% 4.36% Net interest margin 3.08% 3.04% 2.66% NIE / average assets 2.24% 2.15% 2.26% Efficiency ratio (2) 66.4% 66.0% 76.9% Average loan yield 5.90% 6.01% 6.08% Average interest-earning assets yield 5.39% 5.48% 5.56% Average total cost of funds 2.42% 2.55% 3.02% Average total cost of deposits 2.12% 2.26% 2.66% ($ in millions) 1Q25 4Q24 1Q24 Total interest income $406.7 $424.5 $478.7 Total interest expense 174.3 189.2 249.6 Net interest income 232.4 235.3 229.1 Other noninterest income 33.4 29.4 34.3 Gain (loss) on sale of securities and loans 0.2 (0.4) (0.4) Total noninterest income 33.7 29.0 33.8 Total revenue 266.0 264.3 262.9 Operating expense 183.7 182.4 210.5 Acquisition related costs 0.0 (1.0) 0.0 Total noninterest expense 183.7 181.4 210.5 PTPP income (1) 82.4 82.9 52.4 Provision for credit losses 9.3 12.8 10.0 EBIT 73.1 70.1 42.4 Income tax expense 19.5 13.2 11.5 Net earnings 53.6 56.9 30.9 Preferred stock dividends 9.9 9.9 9.9 Net earnings available to common and equivalent stockholders $43.6 $47.0 $20.9

Balance Sheet

Achieved strong loan growth while increasing capital and maintaining healthy liquidity position

($ in millions)	1Q25	4Q24	1Q24
Cash and cash equivalents	$2,344	$2,502	$3,085
Investment securities	4,801	4,701	4,708
Loans held for sale	26	26	81
Loans and leases HFI	24,127	23,782	25,473
Allowance for loan and lease losses	(235)	(239)	(292)
Goodwill and intangibles	340	347	356
Deferred tax asset, net	702	721	741
Other assets	1,675	1,703	1,921
Total assets	$33,780	$33,543	$36,074
Noninterest-bearing deposits	$7,594	$7,720	$7,834
Interest-bearing deposits	19,599	19,472	21,059
Total deposits	27,193	27,192	28,892
Borrowings	1,671	1,392	2,139
Subordinated debt	945	942	938
Other liabilities	449	517	710
Total liabilities excluding deposits	3,065	2,851	3,787
Total stockholders' equity	3,522	3,500	3,394
Total liabilities and stockholders' equity	$33,780	$33,543	$36,074

Key Balance Sheet Metrics	1Q25	4Q24	1Q24
Average interest-earning assets	$30,611	$30,825	$34,615
CET 1 ratio	10.43%	10.55%	10.09%
Tangible common equity ratio(1)	8.02%	7.99%	7.11%
Tangible book value per share(1)	$16.12	$15.72	$15.03
Cash / assets	6.9%	7.5%	8.6%
Cash + securities / assets	21.2%	21.5%	21.6%
Loans / deposits	88.8%	87.6%	88.4%
Noninterest-bearing deposits / total deposits	27.9%	28.4%	27.1%
Deposits / total funding(2)	94.2%	95.1%	93.1%
Total brokered deposits / total funding(2)	9.2%	9.3%	13.2%
Wholesale funding / assets(3)	10.9%	10.3%	15.4%
ACL ratio	1.10%	1.13%	1.26%

BANC OF CALIFORNIA

1. Denotes a non-GAAP financial measure; see "Non-GAAP Reconciliation" slides in Appendix.
2. Total funding defined as total deposits plus borrowings.
3. Wholesale funding defined as borrowings plus brokered time deposits.

First Quarter 2025 Earnings | 5

First Quarter 2025 Earnings | 6 Net Interest Income (NII) ($mm) and Net Interest Margin (NIM) (%) Impact to NII ($mm) from cumulative change in yields, rates and mix 4Q24 Deposits +$1.4 Borrowings +$0.1 Securities -$6.8 Cash / Other EA -$11.2 Loans 1Q25 $235.3 +$13.6 $232.4 2.66% $229.1 1Q24 2.80% $229.5 2Q24 2.93% $232.2 3Q24 3.04% $235.3 4Q24 3.08% $232.4 1Q25 Consistent NIM expansion driven by continued declines in deposit costs Net Interest Income and Net Interest Margin NIM expanded 4 bps to 3.08%, driven by 14bps decline in deposit costs 1Q25 loan growth was weighted towards the end of the quarter NII declined QoQ ~$5mm due to lower day count

First Quarter 2025 Earnings | 7 $6.6 $2.8 $10.8 $5.7 $5.8 $3.1 $3.7 $2.3 $11.7 $11.5 $17.2 $10.7 $10.8 $8.1 $8.6 $8.3 $8.2 $10.0 $4.7 $4.5 $4.6 $4.8 $4.5 1Q24 $1.2 2Q24 3Q24 $0.0 4Q24 1Q25 $34.3 $28.7 $44.6(1) $29.4(1) $33.4(1,5) Service Charges on Deposits Other Commissions and Fees Leased Equipment Income Dividends and Gains on Equity Investments Other Income ($ in millions) (1) $34.3(1,2) $35.0(1,3) $34.0(1,4) 1. Excludes gain (loss) on sale of securities and loans. 2. Illustrative fee income when excluding $2.4mm negative mark for Credit-Linked Notes and negative $3.2mm mark for equity CRA investments. 3. Illustrative fee income when excluding $4.4mm positive mark for Credit-Linked Notes, negative $1.5mm mark for equity CRA investments and $6.4mm lease equipment gain. 4. Illustrative fee income when excluding negative $4.0mm mark for equity CRA investments and $600K for loss on disposal of fixed assets. 5. Includes $0.7mm positive mark for Credit-Linked Notes and minimal mark for equity CRA investments. Noninterest Income 1Q25 noninterest income in-line with normalized run-rate Note: Other income includes revenue from BOLI, warrants, distributions and other miscellaneous gains or losses.

Noninterest Expense

Higher compensation expense, partially offset by lower FDIC and customer related expense

($ in millions)	1Q25	4Q24	1Q24
Compensation	$86.4	$77.7	$92.2
Occupancy	15.0	15.7	18.0
IT and data processing	15.1	14.5	15.4
Professional services	4.5	5.5	5.1
Insurance and assessments	7.3	11.2	20.5
Intangible asset amortization	7.2	7.8	8.4
Leased equipment depreciation	6.7	7.1	7.5
Loan expense	2.9	4.5	4.5
Other expense[2]	10.7	6.8	8.0
Customer related expense	27.8	31.7	30.9
Adjusted noninterest expense[1]	$183.7	$182.4	$210.5
Adjusted noninterest expense excluding customer related expense[1]	$155.9	$150.7	$179.6

- See slide in Appendix for "Noteworthy Items" related to noninterest expense in 1Q25

Adjusted Noninterest Expense / Average Assets Ratio[1]



2.26%
2.43%
2.27%
2.16%
2.24%
1.92%
2.06%
1.87%
1.79%
1.90%
1Q24
2Q24
3Q24
4Q24
1Q25
Adjusted Noninterest Expense / Average Assets Ratio
Adjusted Noninterest Expense Excluding Customer Related Expenses / Average Assets Ratio

Adjusted Efficiency Ratio[3]



76.9%
80.2%
68.0%
66.0%
66.4%
63.3%
67.7%
55.6%
54.0%
55.9%
1Q24
2Q24
3Q24
4Q24
1Q25
Efficiency Ratio
Adjusted Efficiency Ratio Excluding Customer Related Expense

BANC OF CALIFORNIA

1. Excludes acquisition, integration and reorganization costs. Denotes a non-GAAP measure, see "Non-GAAP Reconciliation" slides in Appendix.
2. Other expense includes $1mm donation.
3. Denotes a non-GAAP measure, see "non-GAAP Reconciliation" slides in Appendix.

First Quarter 2025 Earnings | 8

First Quarter 2025 Earnings | 9 Adjusted Noninterest Expense Detail(1) ($mm) $30.9 $20.5 $66.9 $92.2 1Q24 $32.4 $26.4 $71.5 $85.9 2Q24 $34.5 $12.7 $64.0 $85.6 3Q24 $31.7 $11.2 $61.9 $77.7 4Q24 $27.8 $7.3 $62.2 $86.4 1Q25 $210.5 $216.3 $196.7 $182.4 $183.7 Compensation expense Other operating expenses Insurance and assessments Customer related expense Customer Related Expense ($mm) $26.1 $4.9 1Q24 $27.7 $4.7 2Q24 $29.9 $4.6 3Q24 $27.4 $4.2 4Q24 $23.6 $4.1 1Q25 $30.9 $32.4 $34.5 $31.7 $27.8 ECR Expense Other 1. Excludes acquisition, integration and reorganization costs. Denotes a non-GAAP measure, see “Non-GAAP Reconciliation” slides in Appendix. Customer Related Expense Lower ECR expense mostly driven by Fed rate cuts 1Q24 2Q24 3Q24 4Q24 1Q25 $3,805 $3,812 $3,758 $3,730 $3,739 Average HOA Deposits ($mm) ECR indexed to Fed Funds rate with high beta and will continue to fluctuate with Fed rate moves Substantially all HOA deposits have ECR expenses; average deposit rate (excluding ECR costs) for 1Q25 is 81bps

Deposits

Core deposits grew 1.3% annualized, while deposit costs continued to decline

HIGHLIGHTS

- Achieved interest-bearing deposit beta of 68%



Average Fed Funds Rate
Average Total Cost of Deposits
5.33%
5.33%
5.26%
4.65%
4.33%
2.66%
2.60%
2.54%
2.26%
2.12%
9.6%
11.9%
24.4%
27.1%
27.1%
9.6%
14.0%
23.9%
25.4%
27.2%
9.1%
7.4%
26.2%
28.1%
29.1%
9.2%
7.6%
26.8%
28.0%
28.4%
9.2%
7.3%
27.1%
28.5%
27.9%
1Q24
2Q24
3Q24
4Q24
1Q25
CDs
Money Market & Savings
Noninterest-bearing Checking
Brokered CDs
Interest-bearing Checking

($ in millions)	1Q25	4Q24	1Q24
Noninterest-bearing Checking	$7,594	$7,720	$7,834
Checking	7,747	7,611	7,836
MMDA	5,368	5,362	5,020
Savings	1,999	1,933	2,016
Non-Brokered CDs	2,491	2,488	2,762
Core Deposits	$25,198	$25,114	$25,468
Brokered CDs	1,995	2,078	3,424
Total Deposits	$27,193	$27,192	$28,892
Average Noninterest-bearing Checking	7,715	7,906	7,685
Average NIB Checking / Average Deposits	28.7%	29.1%	26.1%

Deposits By Line of Business ($mm)	1Q25 Balance	1Q25 Cost	4Q24 Balance	4Q24 Cost
Community Banking	$14,687	1.78%	$14,582	1.81%
Venture	5,714	2.75%	5,785	3.03%
Specialty Banking (includes HOA)[1]	3,951	0.83%	3,886	0.92%
Corporate and Other Institutional[2]	2,842	4.37%	2,939	4.87%
Total Deposits	$27,193	2.12%	$27,192	2.26%

1. Costs do not include ECR expenses related to HOA deposits.
2. Includes brokered CDs.

BANC OF CALIFORNIA

First Quarter 2025 Earnings | 10

First Quarter 2025 Earnings | 11 650 2,390 2,929 $107.3 1Q24 1,288 $257.8 2Q24 1,889 $382.6 3Q24 $439.2 4Q24 $537.8 1Q25 Cumulative New NIB Business Deposits Accounts Cumulative New NIB Business Deposits ($ millions) NIB Deposit Growth Remains a Key Priority Steady growth continuing in new NIB business deposit relationships and balances(1) 1. Includes new NIB deposits from relationships opened over the last two years from the quarter referenced.

Diversified Loan Portfolio

Loan portfolio grew 6% annualized, driven by growth across nearly all segments

Existing core portfolios have strong credit quality with appropriate reserve levels for low loan loss categories

Loan Segment HFI ($ in millions)	1Q25	4Q24	Variance	% of Total Loans 1Q25	Wtd. Avg. Rate 1Q25	NPL % 1Q25	DQ % 1Q25	1Q25 ACL	1Q25 ACL/LHFI	4Q24 ACL	4Q24 ACL/LHFI
Multifamily	$6,216	$6,042	$174	25.8%	4.2%	0.36%	0.38%	$38	0.61%	$37	0.62%
Other CRE	3,859	3,948	(89)	16.0%	5.4%	2.35%	2.04%	88	2.28%	104	2.64%
Real Estate Construction	2,861	3,172	(311)	11.9%	6.2%	0.00%	0.00%	18	0.63%	16	0.49%
Residential / Consumer	2,781	2,775	6	11.5%	3.8%	0.88%	1.43%	3	0.13%	3	0.12%
C&I	1,884	1,814	70	7.8%	6.8%	0.52%	0.30%	29	1.55%	26	1.44%
Warehouse	1,601	1,473	128	6.6%	7.4%	0.00%	0.00%	3	0.20%	3	0.17%
Fund Finance	956	747	209	4.0%	7.4%	0.00%	0.00%	0	0.02%	0	0.03%
Lender Finance[(1)]	931	707	224	3.9%	7.9%	0.00%	0.00%	3	0.30%	2	0.23%
Venture Lending[(2)]	777	791	(14)	3.2%	7.8%	0.02%	0.00%	63	8.05%	58	7.33%
SBA	715	708	7	3.0%	6.6%	6.01%	2.00%	5	0.64%	5	0.67%
Equipment Lending	626	622	4	2.6%	5.9%	0.21%	0.24%	2	0.27%	2	0.27%
Core Loan Portfolio	**$23,208**	**$22,800**	**$408**	**96.2%**	**5.6%**	**0.83%**	**0.71%**	**$252**	**1.08%**	**$255**	**1.12%**
Premium Finance	$518	$546	($29)	2.1%	3.4%	0.00%	0.00%	$0	0.08%	$0	0.08%
Student	298	310	(13)	1.2%	4.3%	0.27%	0.97%	12	4.05%	12	3.96%
Civic	103	125	(22)	0.4%	7.0%	19.94%	33.07%	0	0.32%	0	0.30%
Discontinued Areas	**$918**	**$981**	**($63)**	**3.8%**	**4.1%**	**2.32%**	**4.02%**	**$13**	**1.39%**	**$13**	**1.34%**
Total Loans	**$24,127**	**$23,782**	**$345**	**100.0%**	**5.5%**	**0.88%**	**0.83%**	**$265**	**1.10%**	**$268**	**1.13%**

Note: Wtd. Avg. Rate excludes accretion of net deferred loan fees and net loan purchase discounts.

1. Lender finance includes the national lending portfolio, which had a balance of less than $25mm in each of 4Q24 and 1Q25.
2. Venture lending includes technology and life science lending.

BANC OF CALIFORNIA

First Quarter 2025 Earnings | 12

Loan Activity

Net loan growth driven by strong production and net line utilization



Rate on Production
Total Loan Yield
8.21%
7.80%
8.29%
7.00%
7.20%
6.08%
6.18%
6.18%
6.01%
5.90%
($ in millions)
$588
$1,546
$142
$1,405
$1,534
$873
$661
$698
$1,654
$382
$1,271
$1,908
$1,076
$832
$852
$1,781
$700
$1,082
$1,462
$659
$803
$830
$2,290
$937
$1,353
$2,004
$1,257
$747
$1,697
$3,910
$924
$2,986
$3,546
$2,691
$855
1Q24
2Q24
3Q24
4Q24
1Q25
Unfunded New Commitments
Loan Production
Line Utilization
Payoffs
Paydowns

Strong production yields reflect growth in warehouse, lender finance and fund finance

Loan yield declined QoQ due to full quarter impact of December rate cuts on floating rate loans along with lower accretion resulting from slower payoffs

Two consecutive quarters of strong broad-based commercial driven loan production

Line utilization and payoffs mostly driven by seasonal warehouse activity

($ in millions)	Loans Beginning Balance	Total Production/ Disbursements	Total Payoffs/ Paydowns	Net Difference	Other Change[(1)]	Loans Ending Balance	Total Loan Yield	Rate on Production	C&I Utilization Rate
1Q25	$23,782	$3,910	$3,546	$364	($19)	$24,127	5.90%	7.20%	63.6%
4Q24	23,528	2,290	2,004	286	(32)	23,782	6.01%	7.00%	62.0%
3Q24	23,229	1,781	1,462	320	(21)	23,528	6.18%	8.29%	60.1%
2Q24	25,473	1,654	1,908	(255)	(1,989)	23,229	6.18%	7.80%	58.5%
1Q24	25,490	1,546	1,534	12	(29)	25,473	6.08%	8.21%	60.7%

BANC OF CALIFORNIA

1. Includes charge-offs, transfers to foreclosed assets, loan sales, and transfers to HFS.

First Quarter 2025 Earnings | 13

Asset Quality Ratios and Trends

Continuing conservative outlook and heightened monitoring given uncertain economic environment

HIGHLIGHTS

- ACL coverage ratio impacted by a mix shift towards loan categories with lower expected losses and charge-offs
- NPL inflows mainly driven by one CRE loan with full recourse and adequate collateral coverage
- Classified inflows mainly driven by migration of rate-sensitive multifamily loans, all of which remain current, maintain strong collateral values and are in attractive CA locations
  - 84% of QoQ increase in classified loans are current
  - 81% of all classified loans are current
- Downgraded loans have strong collateral and low LTV ratios which help mitigate potential losses
- ACL coverage ratio of 1.10% is bolstered by economic coverage ratio of 1.66%[2]

ACL / Total Loans ($mm)



1.26%
1.19%
1.20%
1.13%
1.10%
$320.1
$275.3
$281.9
$268.4
$264.6
1Q24
2Q24
3Q24
4Q24
1Q25
ACL
ACL / Total Loans HFI

Nonperforming Loans / Total Loans (NPLs) ($mm)



0.57%
0.50%
0.72%
0.80%
0.88%
$145.8
$53.9
$43.1
$48.8
$117.1
$46.1
$53.5
$17.5
$168.3
$55.8
$79.3
$33.3
$189.6
$63.5
$96.8
$29.2
$213.5
$90.8
$101.4
$21.3
1Q24
2Q24
3Q24
4Q24
1Q25
CRE Loans (excluding MF and Construction)
Discontinued Loans
Other Core Loans(1)
NPLs to Loans/leases HFI

Classified Loans / Total Loans ($mm)



1.44%
1.79%
2.27%
2.37%
3.17%
$366.7
$161.9
$151.6
$53.2
$415.5
$172.1
$206.2
$37.2
$533.6
$233.9
$264.4
$35.4
$563.5
$267.1
$266.1
$30.3
$764.7
$276.6
$466.5
$21.6
1Q24
2Q24
3Q24
4Q24
1Q25
CRE Loans (excluding MF and Construction)
Discontinued Loans
Other Core Loans(1)
Classified Loans / Total Loans HFI

Delinquent Loans / Total Loans ($mm)



0.93%
0.36%
0.53%
0.76%
0.83%
$236.0
$67.2
$62.4
$106.4
$83.8
$27.0
$37.8
$19.0
$125.0
$43.1
$48.5
$33.4
$180.2
$41.8
$93.7
$44.7
$200.6
$78.9
$84.8
$36.9
1Q24
2Q24
3Q24
4Q24
1Q25
CRE Loans (excluding MF and Construction)
Discontinued Loans
Other Core Loans(1)
Delinquent Loans / Total Loans HFI

BANC OF CALIFORNIA

1. Reference Page 12 for Core Loan Portfolio. Other Core Loans comprises Core Loan Portfolio less CRE loans (excluding MF and Construction).
2. Economic coverage ratio adjusts our ACL coverage ratio to include the loss coverage from credit-linked notes and unearned credit marks from purchase accounting. Denotes a non-GAAP measure, see "Non-GAAP Reconciliation" slides in Appendix.

First Quarter 2025 Earnings | 14

First Quarter 2025 Earnings | 15 ❖ ACL decreased $3.9mm driven by: ❖ Net charge offs of $14.1mm primarily driven by a commercial loan exposure previously identified and partially charged off in 4Q24 ❖ ACL provision of $10.2mm primarily driven by one commercial loan credit loss included in net charge-offs ❖ Loan growth in segments with relatively low expected credit losses contributed to lower ACL coverage under CECL ❖ Lower-risk loan portfolios(2) as a percentage of total loans has increased to 25% from 17% at 4Q23 ❖ Excluding lower-risk loans, ACL coverage ratio at 1.43%(2) ❖ Economic coverage ratio remains robust at 1.66%(1) 1.19% 1.20% ($ in millions) 1Q25 net charge-offs detail $268.4 ACL 4Q24 ($14.1) Net Charge-offs $10.2 Provision for Loans HFI ACL 1Q25 1.13% 1.10% Allowance for Credit Losses ACL coverage ratio at appropriate level under CECL given portfolio mix, additional credit protection enhances total economic coverage HIGHLIGHTS Net Charge-offs ($ in millions) Charge-offs Recoveries Net Charge- offs % of Total Loans (annualized) Commercial Loans $9.6 ($2.1) $7.5 0.13% Civic Loans 0.7 (0.1) 0.6 0.01% Real Estate Mortgage 5.1 (0.2) 4.9 0.08% Consumer Loans: Student Loans 1.1 (0.1) 1.0 0.02% Consumer Loans: excluding Student Loans 0.1 (0.0) 0.1 0.00% Total $16.6 ($2.5) $14.1 0.24% 1. Economic coverage ratio adjusts our ACL coverage ratio to include the loss coverage from credit-linked notes and unearned credit marks from purchase accounting. Denotes a non-GAAP measure, see "Non-GAAP Reconciliation” slides in Appendix. 2. Lower-risk loan portfolios include warehouse, fund finance, lender finance and residential mortgages. Denotes a non-GAAP measure, see "Non-GAAP Reconciliation” slides in Appendix. 1.66% Economic coverage ratio(1) $264.6

Investment Securities Portfolio

Portfolio yield continuing to increase while duration is declining

HIGHLIGHTS

- Average securities yield increased 5 bps QoQ
- Unrealized pre-tax loss on AFS securities of $241mm down $39mm QoQ driven primarily by a decrease in longer term interest rates
- Of the AFS securities portfolio, 75% is fixed rate, 16% is floating rate, and 9% is hybrid rate
- 1Q25 new investment yield of 5.3%
- ~10% of AFS securities portfolio will contractually paydown and reprice within 1 year and 22% occurs within three years

Security Type[1] ($ in millions)	1Q25	4Q24	Variance	Duration (yrs) 1Q25	Unrealized Loss 1Q25
AFS - Gov't & Agency	$1,497	$1,364	$133	5.8	($182)
AFS - CLO's	243	279	(37)	0.0	(1)
AFS - Corporate Bonds	263	258	6	1.2	(26)
AFS - Municipal Bonds	1	1	0	0.9	(0)
AFS - Non-Agency Securitizations	330	345	(15)	3.9	(33)
AFS[2]	$2,334	$2,247	$87	4.3	($241)
HTM - Gov't & Agency	633	630	2	5.7	(40)
HTM - Corporate Bonds	71	70	0	4.4	(12)
HTM - Municipal Bonds	1,252	1,251	1	8.2	(60)
HTM - Non-Agency Securitizations	357	355	1	5.4	(20)
HTM[3]	$2,312	$2,308	$4	7.0	($132)
Total Securities	$4,646	$4,554	$92	5.6	($373)

Average Portfolio Balances & Yields



2.92%
2.92%
2.98%
3.19%
3.24%
$4.7
$4.7
$4.7
$4.7
$4.7
1Q24
2Q24
3Q24
4Q24
1Q25
Average Balance ($ in billions)
Yield

BANC OF CALIFORNIA

1. Excludes FRB and FHLB stock.
2. AFS securities reflected at fair value.
3. HTM securities reflected at amortized cost; excludes $0.6mm loss reserve.

First Quarter 2025 Earnings | 16

First Quarter 2025 Earnings | 17 10.09% 10.55% 10.43% 1Q24 4Q24 1Q25 7.11% 7.99% 8.02% 1Q24 4Q24 1Q25 CET 1 Ratio TCE Ratio(1) 1. Denotes a non-GAAP financial measure; see “Non-GAAP Reconciliation” slides in Appendix. Note: 1Q25 regulatory capital ratios are preliminary. Capital Maintained healthy capital levels and TBVPS for strength and flexibility Repurchased 1.6% of outstanding shares in 1Q, which impacted CET 1 ratio by 15bps 1Q25 4Q24 1Q24 Regulatory Well- Capitalized Excess of Well- Capitalized Total Risk-Based Ratio 16.90% 17.05% 16.40% 10.00% 6.90% Tier 1 Risk-Based Capital 12.83% 12.97% 12.38% 8.00% 4.83% Common Equity Tier 1 (CET 1) 10.43% 10.55% 10.09% 6.50% 3.93% Leverage Ratio 10.19% 10.15% 9.12% 5.00% 5.19% Tangible Common Equity Ratio (1) 8.02% 7.99% 7.11% NA NA

($ in millions) 1Q25 Current Availability Utilization Capacity Primary Liquidity Cash and cash equivalents $2,154 AFS Securities (unpledged) 2,141 Total Primary Liquidity 4,295 Total Secondary Liquidity 10,849 1,894 12,742 Total Primary + Secondary Liquidity $15,144 Definitions Secondary Liquidity: Net available borrowing capacity with the FHLB and FRB. Primary Liquidity: Cash and cash equivalents (excluding restricted cash) and the market value of unencumbered available-for-sale (“AFS”) securities, net of a haircut. These assets are (i) unencumbered, (ii) readily available for use, and (iii) can be readily sold or pledged under normal operating conditions and under a range of stress conditions. (2) (1) ❖Uninsured and uncollateralized deposits of $7.4B, which represents approximately 26.8% of total deposits ❖Total primary and secondary liquidity was 2.1x uninsured and uncollateralized deposits First Quarter 2025 Earnings | 18 Liquidity Maintaining high levels of primary and secondary liquidity as prudent risk management 1. Cash and cash equivalents figure presented as Bank only, excludes restricted cash. 2. Net of haircut 8.1% as of March 31, 2025.

Interest Rate Sensitivity

IRR position for 2025 largely neutral for NII sensitivity, however total earnings are liability sensitive due to rate sensitive ECR costs

HIGHLIGHTS

- IRR position for NII is closer to neutral as gap between short-term liabilities and assets decreased ~$1.2B in 1Q from $6.2B at 4Q to $5B
- Net interest income sensitivity is relatively neutral as the amount of repricing assets vs. beta adjusted repricing deposits and other costing liabilities are balanced
- The impact of ECR costs on rate-sensitive HOA deposits of $3.7B shifts interest rate sensitivity from neutral to liability sensitive for total earnings
  - HOA deposit ECR beta-adjusted cost more than offsets NII sensitivity

1Q25 IRR position – NII impact ($B)



$14.7
$19.7
Asset / liability gap of ($5B) is largely neutral to NII when adjusting for deposits repricing betas
ST Assets
ST Liabilities
Cash / ST Investments / ST Loans
Variable Deposits / ST CDs / ST Borrowings

ECR costs on HOA deposits when adjusted for repricing betas shifts IRR position <u>to liability sensitive with a repricing gap at ($1.8B)</u>

Note: Rate sensitive defined as assets or liabilities that are repricing or maturing within one year.

BANC OF CALIFORNIA

First Quarter 2025 Earnings | 19

<1 Year 1-2 Years 2-3 Years > 3 Years Hybrid Fixed First Quarter 2025 Earnings | 20 Loan Maturity and Repricing Summary 3.7% 3.6% 4.0% 4.0% 3.9% 3.6% 4.4% 5.9% Multifamily Loans – Maturities / Repricing $0.1 $0.2 $0.6 $1.5$1.2 $0.8 $0.6 $1.4 <1 Year 1-2 Years 2-3 Years > 3 Years $1.3B $1.0B $1.2B $2.9B Fixed Rate Loans Maturity Hybrid Rate and Variable Loans Reset Fixed Rate: Hybrid & Variable Rate: Total Fixed Rate and Hybrid Loans – Maturities / Repricing $2.7B $1.9B $1.6B $8.0B $2.1 $1.0 $1.0 $6.3 $1.7 $0.6$0.9$0.6 ~20% of total fixed rate and hybrid loans will reprice / reset within one year at higher rates Total fixed rate and hybrid loans: $14B Total multifamily loans: $6B 43% 37% 19% 1Q25 Fixed ST Variable Hybrid+LT Variable Total Loan Composition WAC: 4.3% WAC: 7.4% WAC: 4.3% 48% are Hybrid with a current rate of 4.8% offering repricing upside 4.2% 4.2% 3.9%5.1%WAC: Note: Short Term (“ST”) Variable: Variable rate loans which reset within one year.

2025 outlook

Initial updates to 2025 outlook reflect potential impact from recent market volatility

	Prior 2025 Outlook	Updates	Key factors
Loans	Target mid to high single digit growth	Target mid single digit growth	Driven by growth in commercial loans Cautious given uncertain economic conditions
Deposits	Target mid to high single digit growth Target NIB deposits / deposits >30%	Target mid single digit growth	Broad based growth across our businesses
Net interest margin	Target NIM of 3.20%-3.30% for FY 2025	No change	Assumes no further rate cuts in 2025
Noninterest expense (NIE)	NIE average of $190mm-$195mm per qtr. Customer related expenses average of $27mm-$29mm per qtr.	No change	1Q impacted by several noteworthy items; see appendix ECR expenses are rate dependent
Balance sheet metrics	Wholesale funding ratio[1] 10%-12% Loan / deposits 85%-93%	No change	Evaluate opportunities to optimize balance sheet

Future state financial targets remain unchanged

- ROAA ~1.1%+
- ROTCE ~13%+
- Continue to make consistent, meaningful progress toward goals
- Timing will depend on continued execution of core strategy combined with the impact of the economic and interest rate environments

1. Wholesale funding defined as borrowings plus brokered time deposits.

BANC OF CALIFORNIA

First Quarter 2025 Earnings | 21

Supplemental Information

1. 28% tax rate used for calculations 2. Balance includes impact of loan prepayments, income reversals, and fee recognition events. 3. Balance includes incentive and equity compensation reversals and release of litigation related accrual. Noteworthy Items 1Q25 results included several noteworthy items, which impacted financial results but partially offset each other ($ in millions) After-tax P&L impact (1) Revenue Loan interest income (2) ($1.8) Expense Compensation and other reserves (3) 4.1 FDIC 4Q24 expense true-up 1.8 First Quarter 2025 Earnings | 23

1. Repurchase program completed on April 21, 2025. 2. Represents VWAP of shares repurchased. 3. Common shares outstanding as of March 17, 2025. Share Repurchases First Quarter 2025 Earnings | 24 Share Repurchase Activity 1Q25 2Q25(1) Total Repurchase Amount $38,545,698 $111,454,299 $150,000,000 Price Per Share(2) $14.36 $12.65 $13.05 Number of Shares Repurchased 2,684,823 8,809,814 11,494,637 Common Shares Outstanding(3) 169,083,588 169,083,588 169,083,588 % of Shares Repurchased 1.6% 5.2% 6.8%

CRE Portfolio

High quality CRE portfolio has low weighted-average LTV and high debt-service coverage ratio (DSCR)

HIGHLIGHTS

- 72% of total CRE portfolio located in California
- Total CRE has a low weighted average LTV of 61%
- Other Property Types includes mobile homes, self storage, gas stations, special use, school, place of worship and restaurants

Total CRE is well diversified across multiple industries

Property Type ($ in millions)	Count	1Q25	% of Total CRE	% of Total Loans	Avg Loan Size	WA LTV[1]	DSCR	NPL %	NPL $
Multifamily	1331	$6,216	48%	26%	$4.7	60%	1.29	0.36%	$22.6
Real Estate Construction	186	2,861	22%	12%	15.4	69%	-	0.00%	-
Other CRE	1074	3,859	30%	16%	3.6	55%	2.01	2.35%	90.8
Office	214	920	7%	4%	4.3	61%	2.14	3.24%	29.8
Industrial / Warehouse	347	796	6%	3%	2.3	54%	2.07	0.27%	2.2
Retail	185	698	5%	3%	3.8	55%	1.63	1.97%	13.8
Hotel	37	409	3%	2%	11.0	52%	1.38	7.14%	29.2
Health Facility	37	212	2%	1%	5.7	56%	2.47	4.06%	8.6
Mixed Use	39	190	1%	1%	4.9	51%	1.53	0.00%	-
Other Property Types	215	634	5%	3%	2.9	53%	2.59	1.15%	7.3
Total CRE	2,591	$12,937	100%	54%	$5.0	61%	1.57	0.88%	$113.4

Other CRE as % of Total CRE



Office
Industrial
Retail
Hotel
Health Facility
Mixed Use
Other
7.1%
6.2%
5.4%
3.2%
1.6%
1.5%
4.9%

- Total CRE comprises 54% of total loans and Other CRE comprises 16.0% of total loans
- 84% of office collateral located in California, 6% in Colorado and 10% in other states
- Multifamily has a low average LTV and a strong DSCR coverage ratio of 1.3x

BANC OF CALIFORNIA

Note: CRE excludes government guaranteed CRE collateralized SBA loans.
1. Represents most recent appraisal or weighted-average LTV at origination.

First Quarter 2025 Earnings | 25

Projects and Investments Expect total project and investment spend of $24mm in 2025, with $10-$13mm of planned expense in 2025 21% 79% Revenue enhancing Back office and support functions Project investment composition 36% 14% 50% Sales enablement Business specific Payments Revenue enhancing projects 27% 51% 22% Infrastructure Optimization/scalability Regulatory/compliance Back office and support projects $5.1mm $19.1mm $2.4mm $1.7mm $1.0mm $4.1mm $5.2mm $9.8mm First Quarter 2025 Earnings | 26

Experienced Management Team with Track Record of Success at Leading Institutions



Jared Wolff

President and Chief Executive Officer

30+ years of banking and law. Previously held senior executive positions with City National Bank (RBC) and PacWest Bancorp



Joe Kauder

Chief Financial Officer

30+ years banking experience, previously served as EVP, CFO Wells Fargo Wholesale Banking



Chris Baron

President, Community Banking

30+ years banking experience. Previously served as President of Los Angeles Region for Pacific Western Bank



Chris Blake

Vice Chairman of the Bank

40+ years of banking experience, previously served as President & CEO, Community Bank Division, for PacWest Bancorp



Bryan Corsini

Chief Credit Officer

35+ years banking experience, previously served as CCO of PacWest Bancorp and Director of Pacific Western Bank



Ido Dotan

General Counsel and Chief Administrative Officer

Experienced in corporate securities, M&A, and structured finance. Previously served as EVP of Carrington Mortgage Holdings



Karen Hon

Chief Accounting Officer

20+ years of finance & accounting experience, previously served as Chief Accounting Officer at Silicon Valley Bank



Hamid Hussain

President of the Bank

30+ years of banking experience, previously served as EVP, Real Estate Market Executive for Wells Fargo



Stan Ivie

Head of Government and Regulatory Affairs

Previously served as the Chief Risk Officer of PacWest Bancorp & the regional director for the FDIC's San Francisco and Dallas Regions



Alex Kweskin

Chief Human Resources Officer

25+ years of Human Resources experience, previously held HR leadership roles at MUFG Union Bank and Wells Fargo



Scott Ladd

Chief Credit Officer for Specialty Banking and Credit Operations

25+ years banking and consulting experience, previously served as EVP, Group Head, Portfolio Management at PacWest Bancorp



Olivia Lindsay

Chief Risk Officer

20+ years of experience in regulatory processes and controls, previously spent 15 years at MUFG Union Bank



Sean Lynden

President, Venture Banking Group

30+ years of banking and related experience. Previously served as President of Venture Banking Group for Pacific Western Bank



Michael Pierron

Head of Payments

25+ years of technology, product and operations, previously served as Head of Operations at Flagstar Bank



Steve Schwimmer

Chief Information Officer

30+ years of experience in banking technology, previously served as the EVP, Chief Innovation Officer at PacWest Bancorp

BANC OF CALIFORNIA

First Quarter 2025 Earnings | 27

Appendix

Non-GAAP Financial Information First Quarter 2025 Earnings | 29 Tangible assets, tangible common equity, tangible common equity ratio, tangible book value per common share, adjusted net earnings, adjusted return on average assets, return on average tangible common equity, adjusted return on average tangible common equity, pre-tax pre-provision (“PTPP”) income, adjusted PTPP income, adjusted noninterest expense, efficiency ratio, adjusted efficiency ratio, adjusted ACL for lower-risk loan portfolio ratio, and economic coverage ratio constitute supplemental financial information determined by methods other than in accordance with GAAP. These non-GAAP measures are used by management in its analysis of the Company's performance. Tangible assets and tangible equity is calculated by subtracting goodwill and other intangible assets from total assets. Tangible common equity is calculated by subtracting preferred stock, as applicable, from tangible equity. Return on average tangible common equity is calculated by dividing net earnings available to common stockholders, after adjustment for amortization of intangible assets and goodwill impairment, by average tangible common equity. Adjusted return on average tangible common equity is calculated by dividing adjusted net earnings available to common stockholders, after adjustment for amortization of intangible assets and goodwill impairment, by average tangible common equity. Banking regulators also exclude goodwill and other intangible assets from stockholders' equity when assessing the capital adequacy of a financial institution. Adjusted net earnings is calculated by adjusting net earnings by unusual, one-time items. ROAA is calculated by dividing annualized net earnings by average assets. Adjusted ROAA is calculated by dividing annualized adjusted net earnings by average assets. PTPP income is calculated by adding net interest income and noninterest income (total revenue) and subtracting noninterest expense. Adjusted PTPP income is calculated by adding net interest income and adjusted noninterest income (adjusted total revenue) and subtracting adjusted noninterest expense. Adjusted noninterest expense is calculated by subtracting acquisition, integration and reorganization costs from total noninterest expense. Adjusted noninterest expense excluding customer related expenses is calculated by subtracting customer related expenses from adjusted noninterest expense. Efficiency ratio is calculated by dividing noninterest expense (less intangible asset amortization and acquisition, integration and reorganization costs) by total revenue (the sum of net interest income and noninterest income, less gain (loss) on sale of securities). Adjusted efficiency ratio is calculated by dividing adjusted noninterest expense (less intangible asset amortization and acquisition, integration and reorganization costs, customer related expenses and any unusual one-item items) by total revenue (the sum of net interest income and noninterest income, less gain (loss) on sale of securities). Economic coverage ratio is calculated by dividing the allowance for credit losses adjusted for the impact of the credit- linked notes and unearned credit mark from purchase accounting by loans and leases held for investment. Adjusted ACL for lower-risk loan portfolio ratio is calculated by dividing adjusted ACL for lower-risk loan portfolios by adjusted loans and leases held for investment. Management believes the presentation of these financial measures adjusting the impact of these items provides useful supplemental information that is essential to a proper understanding of the financial results and operating performance of the Company. This disclosure should not be viewed as a substitute for results determined in accordance with GAAP, nor is it necessarily comparable to non-GAAP performance measures that may be presented by other companies. The following tables on pages 30-37 provide reconciliations of the non-GAAP measures to financial measures defined by GAAP.

Non-GAAP Reconciliation

($ in thousands, except per share data)	1Q25	4Q24	3Q24	2Q24	1Q24
Tangible Common Equity to Tangible Assets					
Total stockholders' equity	$3,521,656	$3,499,949	$3,496,198	$3,407,848	$3,394,150
Less: preferred stock	498,516	498,516	498,516	498,516	498,516
Total common equity	3,023,140	3,001,433	2,997,682	2,909,332	2,895,634
Less: goodwill and intangible assets	340,458	347,465	357,332	364,819	355,853
Tangible common equity	$2,682,682	$2,653,968	$2,640,350	$2,544,513	$2,539,781
Total assets	33,779,918	33,542,864	33,432,613	35,243,839	36,073,516
Less: goodwill and intangible assets	340,458	347,465	357,332	364,819	355,853
Tangible assets	$33,439,460	$33,195,399	$33,075,281	$34,879,020	$35,717,663
Total stockholders' equity to total assets	10.43%	10.43%	10.46%	9.67%	9.41%
Tangible common equity ratio[(1)]	8.02%	7.99%	7.98%	7.30%	7.11%
Book value per common share[(2)]	$18.17	$17.78	$17.75	$17.23	$17.13
Tangible book value per common share[(3)]	$16.12	$15.72	$15.63	$15.07	$15.03
Common shares outstanding[(4)]	166,403,086	168,825,656	168,879,566	168,875,712	169,013,629

1. Tangible common equity divided by tangible assets.
2. Total common equity divided by common shares outstanding.
3. Tangible common equity divided by common shares outstanding.
4. Common shares outstanding include non-voting common equivalents that are participating securities.

BANC OF CALIFORNIA

First Quarter 2025 Earnings | 30

Non-GAAP Reconciliation

($ in thousands)	1Q25	4Q24	3Q24	2Q24	1Q24
Return on Average Tangible Common Equity ("ROATCE")					
Net earnings	$53,568	$56,919	$8,784	$30,333	$30,852
Earnings before income taxes	$73,061	$70,103	$11,514	$44,637	$42,400
Add: Intangible asset amortization	7,160	7,770	8,485	8,484	8,404
Adjusted earnings before income taxes	80,221	77,873	19,999	53,121	50,804
Adjusted income tax expense [1]	20,296	19,281	5,522	15,203	13,412
Adjusted net earnings	59,925	58,592	14,477	37,918	37,392
Less: Preferred stock dividends	9,947	9,947	9,947	9,947	9,947
Adjusted net earnings available to common and equivalent stockholders for ROATCE	$49,978	$48,645	$4,530	$27,971	$27,445
Adjusted earnings before income taxes used for ROATCE	$80,221	$77,873	$19,999	$53,121	$50,804
Add: FDIC special assessment	NA	NA	NA	NA	4,814
Add: Loss on sale of securities	NA	NA	59,946	NA	NA
Add: Acquisition, integration and reorganization costs	NA	NA	(510)	NA	NA
Adjusted earnings before income taxes used for adjusted ROATCE	80,221	77,873	79,435	53,121	55,618
Adjusted income tax expense [1]	20,296	19,281	21,932	15,203	14,683
Adjusted net earnings for adjusted ROATCE	59,925	58,592	57,503	37,918	40,935
Less: Preferred stock dividends	9,947	9,947	9,947	9,947	9,947
Adjusted net earnings available to common and equivalent stockholders for adjusted ROATCE	$49,978	$48,645	$47,556	$27,971	$30,988
Average total stockholders' equity	3,524,181	3,486,164	3,452,575	3,395,350	3,390,532
Less: Average preferred stock	498,516	498,516	498,516	498,516	498,516
Less: Average goodwill and intangible assets	344,610	352,907	361,316	352,934	360,680
Average tangible common equity	$2,681,055	$2,634,741	$2,592,743	$2,543,900	$2,531,336
Return on average equity [2]	6.16%	6.50%	1.01%	3.59%	3.66%
Return on average tangible common equity [3]	7.56%	7.35%	0.70%	4.42%	4.36%
Adjusted return on average tangible common equity [4]	7.56%	7.35%	7.30%	4.42%	4.92%

1. Effective tax rates of 25.30%, 24.76%, 27.61%, 28.62%,and 26.40% used for the three months ended March 31, 2025, December 31, 2024, September 30, 2024, June 30, 2024, and March 31, 2024, respectively.
2. Annualized net earnings divided by average stockholders' equity.
3. Annualized adjusted net earnings available to common and equivalent stockholders for ROATCE divided by average tangible common equity.
4. Annualized adjusted net earnings available to common and equivalent stockholders for adjusted ROATCE divided by average tangible common equity.

BANC OF CALIFORNIA

First Quarter 2025 Earnings | 31

Non-GAAP Reconciliation

($ in thousands, except per share amounts)	1Q25	4Q24	3Q24	2Q24	1Q24
Adjusted Net Earnings					
Net earnings	$53,568	$56,919	$8,784	$30,333	$30,852
Earnings before income taxes	$73,061	$70,103	$11,514	$44,637	$42,400
Add: FDIC special assessment	NA	NA	NA	NA	4,814
Add: Loss on sale of securities	NA	NA	59,946	NA	NA
Add (less): Acquisition, integration, and reorganization costs	NA	NA	(510)	NA	NA
Adjusted earnings before income taxes	73,061	70,103	70,950	44,637	47,214
Adjusted income tax expense[1]	19,493	13,184	19,589	14,304	12,464
Adjusted net earnings	53,568	56,919	51,361	30,333	34,750
Less: Preferred stock dividends	(9,947)	(9,947)	(9,947)	(9,947)	(9,947)
Adjusted net earnings available to common and equivalent stockholders	$43,621	$46,972	$41,414	$20,386	$24,803
Weighted average common shares outstanding	169,434	169,732	168,583	168,432	168,143
Diluted earnings (loss) per common share	$0.26	$0.28	($0.01)	$0.12	$0.12
Adjusted diluted earnings per common share[2]	$0.26	$0.28	$0.25	$0.12	$0.15
Average total assets	$33,308,385	$33,562,028	$34,426,185	$35,834,467	$37,540,707
Return on average assets ("ROAA")[3]	0.65%	0.67%	0.10%	0.34%	0.33%
Adjusted ROAA[4]	0.65%	0.67%	0.59%	0.34%	0.37%

1. Effective tax rates of 25.30%, 24.76%, 27.61%, 28.62%,and 26.40% used for the three months ended March 31, 2025, December 31, 2024, September 30, 2024, June 30, 2024, and March 31, 2024, respectively.
2. Adjusted net earnings available to common and equivalent stockholders divided by weighted average common shares outstanding.
3. Annualized net earnings divided by average assets.
4. Annualized adjusted net earnings divided by average assets.

BANC OF CALIFORNIA

First Quarter 2025 Earnings | 32

Non-GAAP Reconciliation First Quarter 2025 Earnings | 33 ($ in thousands) 1Q25 4Q24 3Q24 2Q24 1Q24 PTPP Income Net interest income $232,364 $235,285 $232,175 $229,488 $229,102 Add: Noninterest (loss) income 33,650 28,989 (15,452) 29,792 33,816 Total revenue 266,014 264,274 216,723 259,280 262,918 Less: Noninterest expense (183,653) (181,370) (196,209) (203,643) (210,518) Pre-tax, pre-provision ("PTPP") income $82,361 $82,904 $20,514 $55,637 $52,400 Total revenue $266,014 $264,274 $216,723 $259,280 $262,918 Add: Loss on sale of securities NA NA 59,946 NA NA Adjusted total revenue $266,014 $264,274 $276,669 $259,280 $262,918 Noninterest expense $183,653 $181,370 $196,209 $203,643 $210,518 Less: FDIC special assessment NA NA NA NA (4,814) Less: Acquisition, integration, and reorganization costs NA NA 510 NA NA Adjusted noninterest expense $183,653 $181,370 $196,719 $203,643 $205,704 Adjusted total revenue $266,014 $264,274 $276,669 $259,280 $262,918 Less: Adjusted noninterest expense (183,653) (181,370) (196,719) (203,643) (205,704) Adjusted pre-tax, pre-provision ("PTPP") income $82,361 $82,904 $79,950 $55,637 $57,214

Non-GAAP Reconciliation

($ in thousands)	1Q25	4Q24	3Q24	2Q24	1Q24
Adjusted Efficiency Ratio					
Noninterest expense	$183,653	$181,370	$196,209	$203,643	$210,518
Less: Intangible asset amortization	(7,160)	(7,770)	(8,485)	(8,484)	(8,404)
Less: Acquisition, integration, and reorganization costs	NA	1,023	510	12,650	NA
Noninterest expense used for efficiency ratio	$176,493	$174,623	$188,234	$207,809	$202,114
Less: Customer related expense	(27,751)	(31,672)	(34,475)	(32,405)	(30,919)
Less: FDIC special assessment	NA	NA	NA	NA	(4,814)
Noninterest expense used for adjusted efficiency ratio	$148,742	$142,951	$153,759	$175,404	$166,381
Total Revenue	$266,014	$264,274	$216,723	$259,280	$262,918
Add: Loss on sale of securities	NA	454	59,946	NA	NA
Total revenue used for efficiency ratio and adjusted efficiency ratio	$266,014	$264,728	$276,669	$259,280	$262,918
Noninterest expense to total revenue	69.04%	68.63%	90.53%	78.54%	80.07%
Efficiency Ratio[(1)]	66.35%	65.96%	68.04%	80.15%	76.87%
Adjusted Efficiency Ratio[(2)]	55.92%	54.00%	55.58%	67.65%	63.28%

1. Adjusted noninterest expense divided by total revenue used for efficiency ratio and adjusted efficiency ratio.
2. Adjusted noninterest expense excluding customer related expense and FDIC special assessment divided by total revenue used for efficiency ratio and adjusted efficiency ratio.

BANC OF CALIFORNIA

First Quarter 2025 Earnings | 34

Non-GAAP Reconciliation First Quarter 2025 Earnings | 35 ($ in thousands) 1Q25 4Q24 3Q24 2Q24 1Q24 Noninterest expense $183,653 $181,370 $196,209 $203,643 $210,518 Less: Acquisition, integration, and reorganization costs NA 1,023 510 12,650 NA Adjusted noninterest expense $183,653 $182,393 $196,719 $216,293 $210,518 Less: Customer related expense (27,751) (31,672) (34,475) (32,405) (30,919) Adjusted noninterest expense excluding customer related expense $155,902 $150,721 $162,244 $183,888 $179,599 Average assets $33,308,385 $33,562,028 $34,426,185 $35,834,467 $37,540,707 Noninterest expense to average total assets 2.24% 2.15% 2.27% 2.29% 2.26% Adjusted noninterest expense to average total assets 2.24% 2.16% 2.27% 2.43% 2.26% Adjusted noninterest expense excluding customer related expense to average total assets 1.90% 1.79% 1.87% 2.06% 1.92% Adjusted Noninterest Expense to Average Total Assets

Non-GAAP Reconciliation First Quarter 2025 Earnings | 36 1. Unearned credit mark from purchase accounting estimated by using the same pro rata split between the credit and yield marks associated with the non-PCD loans (purchased loans without credit deterioration at the time of the purchase) at the time of the acquisition. 2. Credit-linked notes loss coverage equal to 5% of the unpaid principal balance of the pledged loans. 3. Allowance for credit losses divided by loans and leases held for investment, net of deferred fees. 4. Adjusted allowance for credit losses divided by loans and leases held for investment, net of deferred fees. ($ in thousands) 1Q25 4Q24 1Q24 Allowance for credit losses ("ACL") $264,557 $268,431 $320,074 Add: Unearned credit mark from purchase accounting (1) 20,870 22,473 28,980 Add: Credit-linked notes(2) 115,188 116,991 122,782 Adjusted allowance for credit losses $400,616 $407,896 $471,836 Loans and leases held for investment $24,126,527 $23,781,663 $25,473,018 ACL to loans and leases held for investment(3) 1.10% 1.13% 1.26% Economic coverage ratio(4) 1.66% 1.72% 1.85% Economic coverage ratio

Non-GAAP Reconciliation First Quarter 2025 Earnings | 37 1. Lower-risk loan portfolios include warehouse lending loans, equity fund loans, lender finance loans, and residential mortgage loans. 2. ACL divided by loans and leases held for investment. 3. Adjusted ACL for lower-risk loan portfolios divided by adjusted loans and leases held for investment. ($ in thousands) 1Q25 Allowance for credit losses ("ACL") $264,557 Less: ACL on lower-risk loan portfolios: ACL on warehouse lending loan portfolio (3,227) ACL on equity fund loan portfolio (220) ACL on lender finance loan portfolio (2,861) ACL on residential mortgage loans (481) Adjusted ACL for lower-risk loan portfolios(1) $257,768 $- Loans and leases held for investment $24,126,527 Less: Lower-risk loan portfolios: Warehouse lending loan portfolio (1,601,143) Equity fund loan portfolio (955,981) Lender finance loan portfolio (954,294) Residential mortgage loans (2,573,873) Adjusted loans and leases held for investment(1) $18,041,236 ACL to loans and leases held for investment(2) 1.10% Adjusted ACL for lower-risk loan portfolios to adjusted loans and leases held for investment(3) 1.43% Adjusted ACL for Lower-Risk Loan Portfolio Ratio